UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the securities exchange act of 1934

Date of Report (Date of earliest event reported): January 21, 2022

INNOVAGE HOLDING CORP.

(Exact name of registrant specified in its charter)

Delaware	001-40159	81-0710819
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8950 E. Lowry Boulevard Denver, CO (Address of principal executive offices)	80230 (Zip Code)

(844) 803-8745

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INNV	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

The Board of Directors of InnovAge Holding Corp. (the “Company”) determined that the Company’s fiscal year 2022 annual meeting of shareholders (the “Annual Meeting”) will be held virtually by means of remote communication on Thursday, March 17, 2022.

The record date for the purpose of determining shareholders entitled to notice of, and vote at, the Annual Meeting has been set as the close of business on January 24, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2022
INNOVAGE HOLDING CORP.

	By:	/s/ Barbara Gutierrez
	Name:	Barbara Gutierrez
	Title:	Chief Financial Officer